                                  EXHIBIT 10.16

                                 EATON VANCE CORP.                     10/30/97

                   1995 STOCK OPTION PLAN - RESTATEMENT NO. 2

      1. Definitions. As used in this Eaton Vance Corp. 1995 Stock Option Plan - Restatement No. 2, the following terms shall have the following meaning:

      Board means the Company's Board of Directors.

      Code means the Internal Revenue Code of 1986, as amended.

      Committee means a committee comprised of one or more directors of the Company, appointed by the Board of Directors of the Company, responsible for the administration of the Plan, as provided in Section 5.

      Company means Eaton Vance Corp., a Maryland corporation.

      Director Option means a nonqualified stock option granted to a director pursuant to Section 8.

      Grant Date means the date on which an Option is granted.

      Incentive Option means an Option that satisfies the requirements of
Section 422 of the Code.

      Market Value means the closing price on the New York Stock Exchange for the Shares for any date.

      Nonqualified Option means an Option other than an Incentive Option granted to an employee.

      Option means an option to purchase Shares granted under the Plan.

      Option Agreement means an agreement between the Company and an Optionee, setting forth the terms and conditions of an Option.

      Option Price means the price to be paid by an Optionee upon exercise of an Option.

      Optionee means a person eligible to receive an Option to whom an Option shall have been granted under the Plan.

      Plan means this 1995 Stock Option Plan.

      Shares means shares of Non-Voting Common Stock of the Company.

      Subsidiary means a subsidiary of the Company, as defined in Section 424(f) of the Code.

      2. Purpose. The purpose of the Plan is to advance the interests of the Company by strengthening the ability of the Company and its Subsidiaries to attract, retain and motivate directors and key employees by providing them with an opportunity to purchase non-voting common stock of the Company and thus participate in its ownership, including the opportunity to share in any appreciation in the value of that stock. It is intended that some of the Options to be granted will be Incentive Options and others will not be.

      3. Effective Date. The Plan originally became effective on October 12, 1995, the date it was adopted by the Board, and was approved by the stockholders of the Company on April 10, 1996. This Restatement No. 1 was approved by the Board and such stockholders on April 9, 1997.

      4. Stock Subject to the Plan. The Shares with respect to which Options may be granted under this Plan shall not exceed 600,000 Shares (which number shall on May 15, 1997 be increased to 1,200,000 Shares to reflect the two-for-one stock split effective on that date). Any Shares subject to an Option which for any reason expires or is terminated unexercised as to such Shares may again be the subject of an Option. In addition, any Shares purchased by an Optionee upon exercise of an Option which are subsequently repurchased by the Company pursuant to the terms of that Option may again be made the subject of an Option. The Shares delivered upon exercise of Options may be either authorized but unissued Shares or issued Shares reacquired by the Company.

      5. Administration. The Board shall appoint a Committee consisting exclusively of two or more directors who are "outside directors" within the meaning of Section 162(m) of the Code and the regulations thereunder and "non-employee directors" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934. Each Option granted to a "covered employee" within the meaning of Section 162(m) of the Code and the regulations thereunder shall be granted by the Committee. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have full power to construe and interpret the Plan and to establish, amend and rescind rules and regulations for its administration. Any decision made with respect thereto shall be final and binding on the Company, the Optionees and all other persons.

      6. Duration of the Plan. This Plan shall terminate ten years from the original effective date hereof, unless terminated earlier pursuant to Section 14, and no Options may be granted thereafter.

      7.    Options for Employees.

      (a) Eligible Employees. Options may be granted to key employees of the Company or of any of its Subsidiaries selected by the Committee.

      (b) Restrictions on Incentive Options. Incentive Options shall be subject to the following restrictions:

            (i) Limitation on Number of Shares. To the extent that the aggregate Market Value on the Grant Date of the Shares with respect to which an Option that would otherwise constitute an Incentive Option (when aggregated, if appropriate, with incentive stock options granted before the Option under this Plan or any other plan maintained by the Company or any Subsidiary of the Company) is exercisable for the first time by the Optionee during any calendar year exceeds $100,000, the Option shall be treated as a Nonqualified Option.

            (ii) 10% Stockholder. If any Optionee to whom an Incentive Option is granted is on the Grant Date the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, then the following special provisions shall be applicable to that Incentive Option:

(A) The Option Price per Share shall not be less than 110% of the Market Value on the Grant Date; and

(B) The Incentive Option shall expire not more than five years after the Grant Date.

      (c) Price. Subject to the conditions on certain Incentive Options in
Section 7(b), the Option Price per Share payable upon the exercise of each Incentive Option shall be not less than 100% of the Market Value on the Grant Date. The Option Price per Share of stock payable upon exercise of each Nonstatutory Option shall be determined by the Committee, provided that the Option Price shall not be less than 50% of the Market Value on the Grant Date.

      (d) Number of Shares. Each Option Agreement shall specify the number of Shares to which it pertains. No Optionee may receive, during any three year period, Options to purchase more than 300,000 Shares (which number shall on May 15, 1997 be increased to 600,000 Shares to reflect the two-for-one stock split effective on that date).

      (e) Exercise of Options. Subject to the conditions on Incentive Options in
Section 7(b), each Option shall be exercisable for the full amount or for any part thereof and at such intervals or in such installments as the Committee may determine at the time it grants the Option; provided, however, that no Option shall be exercisable with respect to any Shares later than ten years after the Grant Date.

      8. Options for Directors. Upon first election to the Board of Directors of the Company of a person who was not, within twelve months preceding election, either an officer of employee of the Company or any Subsidiary, such person shall be granted a Director Option to purchase the number of Shares calculated by dividing $60,000 by the Market Value of the Shares on the Grant Date. On the third Friday of December in each year, each director who is not an employee of the Company and its Subsidiaries shall receive a Director Option to purchase the number of Shares calculated by dividing $25,000 (which number shall, on the first day after October 30, 1997 on which a Director Option is granted pursuant to the preceding sentence, be increased to $60,000) by the Market Value of the Shares on the Grant Date. In the event that on any Grant Date there is not a sufficient number of Shares available to implement fully the preceding sentences, then each such director shall receive a pro rata portion of the Director Option contemplated by the preceding sentences. The Option Price for each Director Option shall be the Market Value on the Grant Date or, in the event there is no Market Value available on the Grant Date, on the date next following the Grant Date for which a Market Value is available. Each Director Option shall become exercisable in four equal installments upon each of the first four anniversaries of the Grant Date. No Director Option shall be exercisable later than ten years after the Grant Date.

      9.    Terms and Condition Applicable to All Options.

      (a) Non-Transferability. No Option shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable during the Optionee's lifetime only by him or her.

      (b) Notice of Exercise and Payment. An Option shall be exercisable only by delivery of a written notice to the Company's Treasurer or any other officer of the Company designated by the Committee to accept such notices on its behalf, specifying the number of Shares for which it is exercised. If the Shares are not at that time effectively registered under the Securities Act of 1933, as amended, the Optionee shall include with such notice a letter, in form and substance satisfactory to the Company, confirming that the Shares are being purchased for the Optionee's own account for investment and not with a view to distribution. Payment shall be made in full at the time the Option is exercised. Payment shall be made by (i) cash or check, (ii) delivery and assignment to the Company of already-owned Shares having a Market Value as of the date of exercise equal to the exercise price, (iii) if approved by the Committee, delivery of the Optionee's promissory note for the exercise price, or (iv) any combination of
(i), (ii) or (iii) above.

      (c) Rights as Shareholder. No Optionee shall have any rights as a shareholder or any claim to dividends paid with respect to any Shares to which the Option relates until the date such Shares are issued to him or her.

      10. Termination of Options. Each Option shall terminate and may no longer be exercised if the Optionee ceases to perform services for the Company or a Subsidiary, in accordance with the following provisions:

            (i) if the Optionee's services shall have been terminated by resignation or other voluntary action, or if such services shall have been terminated involuntarily for cause, all of the Optionee's Options shall terminate and may no longer be exercised;

            (ii) if the Optionee's services shall have been terminated for any reason other than cause, resignation or other voluntary action before his or her eligibility to retire, and before his or her disability or death, he or she may at any time within a period of fifteen (15) months after such termination of service exercise his or her Options to the extent that the Options were exercisable on the date of termination of service;

            (iii) if the Optionee's service shall have been terminated because of disability within the meaning of Section 22(e)(3) of the Code, he or she may at any time within a period of fifteen (15) months after such termination of service exercise his or her Options to the extent that such Options were exercisable on the date of termination of service; and

            (iv) if the Optionee dies at a time when he or she might have exercised an Option, then his or her estate, personal representative or beneficiary to whom it has been transferred pursuant to Section 9(a) hereof may at any time within a period of fifteen (15) months after the Optionee's death exercise the Option to the extent the Optionee might have exercised it at the time of death;

provided, however, that the Committee may, at its sole discretion, provide specifically in an Option Agreement for such other period of time during which an Optionee may exercise an Option after termination of the Optionee's services as the Committee may approve, subject to the overriding limitation that no Option may be exercised to any extent by anyone after the date of expiration of the Option.

      11. Withholding Taxes; Delivery of Shares. The Company's obligation to deliver Shares upon exercise of an Option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Optionee may satisfy the obligations by electing (a) to make a cash payment to the Company, or (b) to have the Company withhold Shares with a value equal to the amount required to be withheld, or (c) to deliver to the Company already-owned Shares with a value equal to the amount required to be withheld. The value of Shares to be withheld or delivered shall be based on the Market Value on the date the amount of tax to be withheld is to be determined. The Optionee's election to have Shares withheld for this purpose will be subject to the following restrictions: (1) the election must be made prior to the date the amount of tax is to be determined, (2) the election must be irrevocable, and (3) the election will be subject to the disapproval of the Committee.

      12. Stock Dividends; Stock Splits: Stock Combinations; Recapitalizations. Appropriate adjustment shall be made in the maximum number of Shares subject to the Plan or subject to Options to any one person to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company. Appropriate adjustment shall be made in the number, kind, and price of Shares covered by any outstanding Option hereunder to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the date the Option is granted.

      13. Merger; Sale of Assets; Dissolution. In the event of a change of the Company's Non-Voting Common Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of shares which thereafter may be optioned and sold under the Plan and the number and kind of shares then subject to Options granted hereunder and the price per share thereof shall be appropriately adjusted in such manner as the Board may deem equitable to prevent substantial dilution or enlargement of the rights available or granted hereunder. If the Board, in its discretion, determines that the Company will undergo a merger or similar reorganization which it will not survive or a sale of all or substantially all it assets, the Board may accelerate, in whole or in part, the vesting and/or exercisability of any outstanding Option granted under this Plan. Except as otherwise determined by the Board, a merger or a similar reorganization which the Company does not survive, or a sale of all or substantially all of the assets of the Company, shall cause every Option outstanding hereunder to terminate, to the extent not then exercised, unless any surviving entity agrees to assume the obligations thereof.

      14. Termination or Amendment of Plan. The Board may at any time terminate the Plan or make such changes in or additions to the Plan as it deems advisable without further action on the part of the shareholders of the Company, provided:

      (a) that no such termination or amendment shall adversely affect or impair any then outstanding Option without the consent of the Optionee holding that Option; and

      (b)   that any such amendment which:

            (i)   increases the maximum number of Shares subject to this Plan,

            (ii) changes the class of persons eligible to participate in this Plan, or

            (iii) materially increases the benefits accruing to participants under this Plan shall be subject to approval by the shareholders of the Company within one year from the effective date of such amendment and shall be null and void if such approval is not obtained.

      15. Change of Control - Automatic Vesting of Options. Notwithstanding anything to the contrary herein, the Board or the Committee shall include in the Option Agreement for each unvested Option granted under this Plan the following provision (which shall be added by amendment to each existing Option Agreement for an unvested Option granted prior to April 9, 1997, and such amendment may incorporate said provision by reference to this Section 15), and such inclusion may be effected by incorporating said provision by reference to this Section 15:

            This Option shall be immediately exercisable and the Optionee shall become eligible to purchase any and all shares covered by each Option at any time or from time to time after the occurrence of a Change of Control of the Company. A "Change of Control" shall mean:

            (a) The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d) (3) or 14(d) (2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (i) the then outstanding non-voting common stock of the Company (the "Non-Voting Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Company Voting Securities"); provided, that any acquisition by (x) the Company or any of its subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (y) any Person that is eligible, pursuant to Rule 13d-1(b) under the Exchange Act, to file a statement on Schedule 13G with respect to its beneficial ownership of Company Voting Securities, whether or not such Person shall have filed a statement on Schedule 13G, unless such Person shall have filed a statement on Schedule 13D with respect to beneficial ownership of 25% or more of the Company Voting Securities, shall not constitute a Change of Control; and provided, further, that the provisions of this subsection (a) shall apply whether or not the Company Voting Securities or the Non-Voting Stock is registered or required to be registered under the Exchange Act; or

            (b) Individuals who, as of the date hereof, constitute the Company's Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided, that any individual becoming a director of the Company ("Director") subsequent to the date of the Option whose election or nomination for election by the Company's shareholders, was approved by at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of the Regulation 14A promulgated under the Exchange Act); or

            (c) Approval by the shareholders of the Company of a reorganization, merger or consolidation (a "Business Combination"), in each case with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Non-Voting Stock and of the Company Voting Securities immediately prior to such Business Combination will not, following such Business Combination, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding non-voting stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation or other entity resulting from the Business Combination in substantially the same proportion as their ownership immediately prior to such Business Combination of the Non-Voting Stock and Company Voting Securities, as the case may be; or

            (d) Approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company, or (ii) a sale or other disposition of all or substantially all of the assets of the Company, or
      (iii) a sale or disposition of Eaton Vance Management (or any successor thereto) or of all or substantially all of the assets of Eaton Vance Management (or any successor thereto), or (iv) an assignment by any direct or indirect investment adviser subsidiary of the Company of investment advisory agreements pertaining to more than 50% of the aggregate assets under management of all such subsidiaries of the Company, in the case of
      (ii), (iii) or (iv) other than to a corporation or other entity with respect to which, following such sale or disposition or assignment, more than 60% of, respectively, the outstanding non-voting stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Non-Voting Stock and Company Voting Securities immediately prior to such sale, disposition or assignment in substantially the same proportion as their ownership of the Non-Voting Stock and Company Voting Securities, as the case may be, immediately prior to such sale, disposition or assignment.

            Notwithstanding the foregoing, the following events shall not cause, or be deemed to cause, and shall not constitute, or be deemed to constitute, a Change of Control:

                  (1) The acquisition, holding or disposition of Company Voting Securities deposited under the Voting Trust Agreement dated as of December 31, 1996 or of the voting trust receipts issued therefor, or any change in the persons who are voting trustees thereunder, or the acquisition, holding or disposition of Company Voting Securities deposited under any subsequent replacement voting trust agreement or of the voting trust receipts issued therefor, or any change in the persons who are voting trustees under any such subsequent replacement voting trust agreement; provided, that any such acquisition, disposition or change shall have resulted solely by reason of the death, incapacity, retirement, resignation, election or replacement of one or more voting trustees.

                  (2) Any termination or expiration of a voting trust agreement under which Company Voting Securities have been deposited or the withdrawal therefrom of any Company Voting Securities deposited thereunder, if all Company Voting Securities and/or the voting trust receipts issued therefor continue to be held thereafter by the same persons in the same amounts, or if contemporaneously there shall be a Business Combination or change in the capitalization of the Company as described in clause (3) below.

                  (3) A Business Combination or change in the capitalization of the Company pursuant to which the holders of the Non-Voting Stock of the Company become holders of voting securities of the Company or of the corporation or other entity resulting from such Business Combination, in substantially the same proportion as their ownership of Non-Voting Stock immediately prior to such Business Combination or change in capitalization.

                                EATON VANCE CORP

                  AMENDMENT TO INCENTIVE STOCK OPTION AGREEMENT

                UNDER 1995 STOCK OPTION PLAN - RESTATEMENT NO. 1


      The Incentive Option Agreement effective ___________, 1996, between Eaton Vance Corp. (the "Company") and the undersigned Optionee granting an incentive stock option to purchase Non-Voting Common Stock of the Company is hereby amended to add thereto the provision for automatic vesting after a Change of Control of the Company, as set forth in Section 15 of the Company's 1995 Stock Option Plan - Restatement No. 1, which provision is incorporated herein by reference thereto as if fully stated herein.

IN WITNESS WHEREOF, the Company and the Optionee have caused this Amendment to be duly executed as of April 9, 1997.


                                    EATON VANCE CORP


                                    By:
----------------------------             -----------------------------
      Optionee                            Vice President and Treasurer

                                EATON VANCE CORP

                AMENDMENT TO NONQUALIFIED STOCK OPTION AGREEMENT

                UNDER 1995 STOCK OPTION PLAN - RESTATEMENT NO. 1


      The Nonqualified Option Agreement effective ___________, 1996, between Eaton Vance Corp. (the "Company") and the undersigned Optionee granting a nonqualified stock option to purchase Non-Voting Common Stock of the Company is hereby amended to add thereto the provision for automatic vesting after a Change of Control of the Company, as set forth in Section 15 of the Company's 1995 Stock Option Plan - Restatement No. 1, which provision is incorporated herein by reference thereto as if fully stated herein.

IN WITNESS WHEREOF, the Company and the Optionee have caused this Amendment to be duly executed as of April 9, 1997.


                                    EATON VANCE CORP


                                    By:
----------------------------             -----------------------------
      Optionee                            Vice President and Treasurer

                                EATON VANCE CORP

                  AMENDMENT TO DIRECTOR STOCK OPTION AGREEMENT

                UNDER 1995 STOCK OPTION PLAN - RESTATEMENT NO. 1


      The Director Option Agreement effective ___________, 1996, between Eaton Vance Corp. (the "Company") and the undersigned Optionee granting a director stock option to purchase Non-Voting Common Stock of the Company is hereby amended to add thereto the provision for automatic vesting after a Change of Control of the Company, as set forth in Section 15 of the Company's 1995 Stock Option Plan - Restatement No. 1, which provision is incorporated herein by reference thereto as if fully stated herein.

IN WITNESS WHEREOF, the Company and the Optionee have caused this Amendment to be duly executed as of April 9, 1997.


                                    EATON VANCE CORP


                                    By:
----------------------------             -----------------------------
      Optionee                            Vice President and Treasurer